EXHIBIT 10.44

                          AMENDMENT OF LEASE EXTENSION

CB Richard Ellis Limited
#600 - 1111 West Georgia Street
Vancouver, BC  V6E 4M3

Attention: Ms. Lisa Bailey and Mr. Blair Quinn

Re: Lease between Pivotal Corporation (the "Tenant") and Dunsmuir and Hornby Ltd. (the "Landlord") for the 4th and 6th floor premises of the building located at 885 Dunsmuir, Vancouver, BC (the "Building") dated August 18, 2000.
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By a Lease  Extension  dated the 30th day of October 2001, the Tenant  exercised their Option to extend the lease of the 4th and 6th floor premises for a period of five (5) months commencing May 1, 2002 and expiring September 30, 2002 on the same terms and conditions as the 6th floor premises less the leasing commission.

The Tenant also exercised their Right of First Refusal of the 7th floor lease commencing May 1, 2002 and expiring September 30, 2002 at Market Rental Rates.

And Whereas the Tenant wishes to amend the Lease Extension.

Now Therefore this Lease Extension Amendment witnesses that in consideration of the mutual covenants hereafter contained, the parties hereto covenant and agree with each other that the said Lease Extension is hereby amended as follows:

     1) The expiry date of the 4th & 6th floor premises shall be October 31, 2002,
     2) The expiry date of the 7th floor premises shall be October 31, 2002 and the Basic Rental Rate shall be $12.00 per square foot per annum commencing May 1, 2002

A party hereto may signify its agreement to the terms hereof by facsimile transmission. A telecopy facsimile of this agreement received by a party hereto which shows the signature(s) of the authorized signatory(ies) of the other party will be good proof of execution by that other party.

DATED at Vancouver this 11th day of April, 2002.

DUNSMUIR & HORNBY LTD.


Per: [ILLEGIBLE SIGNATURE]              [ILLEGIBLE SIGNATURE]
     ------------------------------     ----------------------------------------
       (Authorized Signatory)                      (Witness)

ACCEPTED at North Vancouver, B.C. this 29th day of April, 2002.

PIVOTAL CORPORATION


Per: [ILLEGIBLE SIGNATURE]              [ILLEGIBLE SIGNATURE]
     ------------------------------     ----------------------------------------
       (Authorized Signatory)                      (Witness)





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